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                            [ALAMOSA GRAPHIC OMITTED]

                       A Leading Wireless Service Provider


                           Overview of Exchange Offers
                               September 22, 2003



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                             Safe Harbor Provisions
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Statements contained in this presentation that are forward-looking statements, such as statements containing terms such as can, may, will, expect, plan, and similar terms, are subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe-harbor" provisions of the private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Alamosa's forward-looking statements. A more extensive discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's reports filed with the Securities and Exchange Commission, especially in the "risk factors" sections of Alamosa's Annual Report on Form 10-K for the year ended December 31, 2002 and in subsequent filings with the Securities and Exchange Commission. Investors and analysts should not place undue reliance on forward-looking statements.

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                               Situation Overview
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o    Alamosa's performance continues to improve despite a challenging environment

o    We have analyzed the impact of recent industry trends

     -    Reduction in projected industry-wide gross adds

     -    ARPU trends in light of on-going competition and pricing pressure

o We have concluded that our current capital structure could hinder execution of our business plan

     - Current structure provides limited flexibility to respond to market opportunities and risks

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                              Transaction Overview
--------------------------------------------------------------------------------

o    Based on our review, we are pursuing the following financial restructuring

     -    Exchange new securities for existing high yield

          o New notes issued at 65% of accreted value of existing senior and senior discount notes

          o Convertible preferred stock issued at 25% of the accreted value of existing high yield

          o    Contingent value rights ("CVRs")

     -    Renegotiation of the Sprint PCS agreements

     -    Renegotiation of certain terms of credit facility

o The renegotiation of the Sprint PCS agreements and credit facility has been completed, subject to completion of the exchange offers

o The exchange offers are supported by an ad hoc committee of noteholders representing 45% of existing notes

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                           Overview of New Securities
--------------------------------------------------------------------------------

o    Senior Notes

     -    11.0% coupon, due 2010

o    Senior Discount Notes

     -    12.0% coupon, due 2009

     -    PIK until 2005, cash pay thereafter

o    Convertible Preferred Stock

     -    Convertible into 35% of common equity (51.4mm fixed shares)

     -    6.0% dividends accrue until 2008, 4.5% cash pay thereafter

     -    Mandatory redemption in 2013

o    Contingent Value Rights ("CVRs")

     -    6-month maturity

     -    Triggered only if stock price is less than $3.40

     -    Payable at Company's option in cash, additional notes or common stock


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                         Benefits to All Constituencies
--------------------------------------------------------------------------------

STRONG PRO          o Over $240 million of principal debt reduction
FORMA BALANCE       o Favorable leverage to other wireless carriers
SHEET               o New covenants reflect strength of balance sheet
                      and credit enhancement

POSITIVE            o Over $15 million in annual benefits from
IMPACT TO FREE        amendments to Sprint PCS agreements
CASH FLOW           o Over $260 million in cumulative cash savings from
                      reduced interest and Sprint PCS benefits through 2008


STRONG              o Consensual negotiations have resulted in strengthened
RELATIONSHIPS         relationships

                      - Sprint PCS, Bank Group, Bondholders

BUSINESS PLAN       o Allows management to focus on executing the business plan
EXECUTION           o Provides flexibility to respond to market risks and
                      opportunities


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                            Benefits to Bondholders
--------------------------------------------------------------------------------

ATTRACTIVE          o Attractive recovery based on current trading levels of
RECOVERY              securities
                    o Shorter maturities on new securities

DOWNSIDE            o Recovery in new notes and preferred stock offers downside
PROTECTION            protection common stock does not have
                    o CVR provides protection against downside pressure on the stock price


SIGNIFICANT         o Valuation upside in new package of securities from changes
UPSIDE                to the Sprint PCS agreements and a stronger Alamosa


SPRINT PCS          o Both the amendments to the Sprint PCS agreements and bank
BENEFITS & BANK       covenant relief are contingent on successful exchange
COVENANT RELIEF       offers


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                            Pro Forma Capitalization
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o    Reduction of debt of $240 million as of 6/30/03

($ in millions)



                                                                          AS
                                              ACTUAL                   ADJUSTED
                                              6/30/03      ADJ.        6/30/03
--------------------------------------------------------------------------------
Cash & Equivalents (incl. restricted cash)      $98.7   ($32.7) (1)      $66.0

Senior Secured Term Loan                        200.0                    200.0
Capital Leases                                    1.7                      1.7
New 12.000% Senior Discount Notes due 2009        0.0    186.0           186.0
New 11.000% Senior Notes due 2010                 0.0    260.0           260.0
12.875% Senior Discount Notes due 2010          286.2   (286.2)            0.0
12.500% Senior Notes due 2011                   250.0   (250.0)            0.0
13.625% Senior Notes due 2011                   150.0   (150.0)            0.0
-------------------------------------------------------------------------------
TOTAL DEBT                                     $887.9  ($240.2)         $647.7

New Series B Convertible Preferred Stock          0.0    168.8  (2)      168.8

Shareholders' Equity                             86.3    (72.9) (3)       13.4
-------------------------------------------------------------------------------
TOTAL CAPITALIZATION                           $974.2  ($144.3)         $829.9
-------------------------------------------------------------------------------
NOTES:
(1) Credits for accrued interest and estimated transaction costs.
(2) Net of a reduction of $2.8 million in estimated allocated transaction costs.
(3) Adjustments for a deferred income tax charge.

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                             Sprint PCS Amendments
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o    Fee simplification and reduction

     -    Service Agreement Fees

          o Fixed amount for Sprint PCS customer care costs per subscriber through 2006; a renegotiation with 2007 and 2008 subject to a cap

          o Fixed Sprint PCS-supplied activation related expenses at 5% of Sprint PCS's most recent CPGA through 2006; a renegotiated percentage of Sprint PCS's CPGA thereafter

          o Right to obtain services from other sources (Sprint PCS has right of first refusal)

     -    Management Agreement Fees

          o Fixed inter service voice and data fees through 2005; voice will be 90% of Sprint PCS's retail voice yield thereafter

          o    Adjusted revenue retention to 8% of net billed revenues

o    Right to information

o    Limited financial exposure to new Sprint PCS program requirements

o    Long distance arrangements

o    Most Favored Nation right


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                          Current Trended Projections
--------------------------------------------------------------------------------

o The following projections reflect over $15 million in annual benefits from the Sprint PCS agreement amendments

(financial data in millions)


                                                         FOR YEAR ENDING DECEMBER 31,
                                 -------------------------------------------------------------------------
                                   2003          2004        2005        2006         2007         2008
---------------------------------------------------------------------------------------------------------
OPERATING DATA
Covered POPs (mm)                     11.8         11.9         12.1        12.2        12.4          12.6
Gross Adds                         382,531      391,838      391,895     396,822     401,811       406,863
Net Adds                           116,787       90,292       72,094      53,230      40,465        31,845
EOP Subscribers                    737,387      827,679      899,773     953,003     993,468     1,025,313
 % Growth                               19%          12%          9%           6%          4%            3%
Penetration of Covered POPs            6.3%         6.9%        7.4%         7.8%        8.0%          8.2%
Churn                                  2.8%         2.7%        2.6%         2.6%        2.6%          2.6%
Base ARPU                           $55.50       $52.81       $50.38      $49.87      $50.26        $50.47
Total ARPU                           73.09        70.52        67.42       65.39       65.31         65.33
CPGA                                   366          366          359         357         356           352
CCPU                                 44.45        40.37        38.77       36.94       36.07         35.26

FINANCIAL DATA

Revenues                            $614.0       $683.4       $721.2      $750.8      $787.7        $817.0
  % Growth                              10%          11%           6%          4%          5%            4%

EBITDA (1)                           $92.9       $137.9       $154.8      $173.5      $197.7        $220.8
  Margin                                15%          20%          21%         23%         25%           27%
  % Growth                             245%          48%          12%         12%         14%           12%

Capital Expenditures                 $43.0        $52.2        $70.0       $84.6       $84.1         $83.7
----------------------------------------------------------------------------------------------------------

NOTE:
(1) Excludes non-cash compensation expense. Please see appendix for a detailed computation of EBITDA.


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                            Attractive Recovery and
                                Potential Upside
--------------------------------------------------------------------------------


o Bondholders will receive an attractive recovery at today's stock price with potential upside

o    CVR provides protection against downside pressure on the stock price


------------------------------------------------------------------------------------------------------------------
Pro Forma Fully Diluted Shares                                                                        146.8 (1)
Closing Stock Price (at 9/19/03)                                                                      $4.25
 Pro Forma Market Value of Equity                                                                ----------
                                                                                                     $624.1

                                                                                           PRO FORMA
RECOVERY ANALYSIS AS OF 10/31/03E                                                    ----------------------------
                                                                    EXISTING CLAIM     CLAIM     MARKET VALUE
                                                                    ---------------------------------------------
Value of High Yield Notes (aggregate)                                   $698.1         $453.8        $453.8
Value of Convertible Preferred Stock (aggregate)                             -          174.5         218.4 (2)

Value of High Yield Notes (per $1,000 principal amount)               $1,000.0         $650.0        $650.0
Value of Convertible Preferred Stock (per $1,000 principal amount)           -          250.0         312.9 (3)
Recovery (%)                                                                             90.0%         96.3%
------------------------------------------------------------------------------------------------------------------

NOTES:
(1) Includes 51.4 million shares underlying Convertible Preferred Stock.
(2) Calculated as closing stock price on 9/19/03 of $4.25 multiplied by
    51.4 million shares of common stock underlying aggregate Convertible Preferred Stock.
(3) Calculated as closing stock price on 9/19/03 of $4.25 multiplied by
    73.61 shares of common stock underlying each share of Convertible Preferred Stock.

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                               Transaction Timing
--------------------------------------------------------------------------------

[Graphic Omitted]                                [Graphic Omitted]


o  September 12:    Launched exchange offers

o  September 22:    Investor call

o  October 10:      Exchange offers expiration
                    (5:00 pm New York City Time)


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                                   Conclusion
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o    Stronger balance sheet with reduced leverage

o    Enhanced liquidity position

o    Credit facility covenant relief

o    Continued strong affiliate relationship with Sprint PCS

o    Substantially improved affiliation arrangements and economics

o    Allows management to focus on maximizing business plan

o Provides attractive recovery to bondholders with downside protection and upside potential

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                              Contact Information
--------------------------------------------------------------------------------

o    For more information, please contact the following:

     -    Alamosa Holdings, Inc.
          Kendall Cowan     CFO                       (806) 722-1445
          Loyd Rinehart     SVP, Corp. Finance        (806) 722-1469
          Jon Drake         Director, IR              (806) 722-1455

     -    Information Agent
          Wells Fargo Bank Minnesota, N.A., Corporate Trust Services
                                                      (612) 316-4305

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                                                 PERSONAL COMMUNICATIONS SERVICE
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                                    Appendix



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                             Computation of EBITDA
-------------------------------------------------------------------------------

($ in millions)

                                                                  FOR YEAR ENDING DECEMBER 31,
                                        ------------------------------------------------------------------------------
                                           2003            2004          2005          2006         2007         2008
----------------------------------------------------------------------------------------------------------------------
Net income (loss)                        ($148.6)        ($26.3)        ($21.8)       ($10.6)        $7.3        $37.1
Income Tax expense (benefit)                27.5          (12.7)         (8.4)          (1.1)         9.9         28.2
Net interest expense                       100.4           61.9           62.3          60.0         56.3         50.1
Depreciation and amortization              113.0          115.0          122.6         125.2        124.2        105.3
Non-cash compensation                        0.2            0.0            0.0           0.0          0.0          0.0
Impairment of property and equipment         0.4            0.0            0.0           0.0          0.0          0.0
----------------------------------------------------------------------------------------------------------------------
EBITDA                                     $92.9         $137.9         $154.8        $173.5       $197.7       $220.8


Provision for Bad Debts                     20.6           22.2           23.4          24.9         26.4         27.5
Non-cash interest                           22.6           29.5           25.4          (2.1)        (2.1)        (4.5)
Net interest expense                      (100.4)         (61.9)         (62.3)        (60.0)       (56.3)       (50.1)
Working capital and other changes          (14.9)         (29.7)         (28.2)        (30.7)       (30.7)       (31.8)
----------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities       $20.8          $98.0         $113.1        $105.6       $135.0       $161.8
----------------------------------------------------------------------------------------------------------------------




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